AMENDMENT NO. 2

TO THE

SECOND AMENDED AND RESTATED DISTRIBUTION PLAN

CLASS A, A2, C, INVESTOR CLASS, P, R, S, SERIES II SHARES, CASH RESERVE SHARES

and CLASSES OF SHARES OF SHORT-TERM INVESTMENTS TRUST

(COMPENSATION)

The 2nd Amended and Restated Master Distribution Plan (the “Plan”), dated as of July 1, 2015, as subsequently amended, pursuant to Rule 12b-1, is hereby amended, dated December 21, 2015, as follows:

WHEREAS, the parties desire to amend the Plan to add Invesco International Companies Fund and effective December 31, 2015, change the name of Invesco Limited Maturity Treasury Fund to Invesco Short Duration Inflation Protected Fund;

NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

“SCHEDULE A

Compensation Plan

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Core Plus Bond Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Floating Rate Fund	Class A	0.25%
	Class C	0.75%^
	Class R	0.50%

Invesco Global Real Estate Income Fund	Class A	0.25%
	Class C	1.00%*

Invesco Low Volatility Equity Yield Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
	Investor	0.25%

Invesco Short Duration High Yield Municipal Fund	Class A	0.25%
	Class C	1.00%*

Invesco Strategic Real Return Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

AIM Equity Funds (Invesco Equity Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Charter Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%
	Class S	0.15	%µ

Invesco Diversified Dividend Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Summit Fund	Class A	0.25%
	Class C	1.00	%*
	Class P	0/10	%€
	Class S	0.15	%µ

AIM Funds Group (Invesco Funds Group)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco European Small Company Fund	Class A	0.25%
	Class C	1.00	%*

AIM Funds Group (Invesco Funds Group)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Global Core Equity Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco International Small Company Fund	Class A	0.25%
	Class C	1.00	%*

Invesco Small Cap Equity Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

AIM Growth Series (Invesco Growth Series)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Alternative Strategies Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Balanced-Risk Retirement Now Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Balanced-Risk Retirement 2020 Fund	Class A	0.25%

	Class C	1.00	%*
	Class R	0.50%

Invesco Balanced-Risk Retirement 2030 Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Balanced-Risk Retirement 2040 Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Balanced-Risk Retirement 2050 Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Conservative Allocation Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%
	Class S	0.15	%µ

Invesco Global Low Volatility Equity Yield Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Growth Allocation Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%
	Class S	0.15	%µ

Invesco Income Allocation Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco International Allocation Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Mid Cap Core Equity Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Moderate Allocation Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%
	Class S	0.15	%µ

Invesco Multi-Asset Inflation Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Small Cap Growth Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

AIM International Mutual Funds (Invesco International Mutual Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Asia Pacific Growth Fund	Class A	0.25%
	Class C	1.00%*

Invesco European Growth Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Global Growth Fund	Class A	0.25%
	Class C	1.00%*

Invesco Global Opportunities Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Global Small & Mid Cap Growth Fund	Class A	0.25%
	Class C	1.00%*

Invesco International Companies Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco International Core Equity Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
	Investor	0.25%

Invesco International Growth Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Select Opportunities Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

AIM Investment Funds (Invesco Investment Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco All Cap Market Neutral Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Balanced-Risk Allocation Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Balanced-Risk Commodity Strategy Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Greater China Fund	Class A	0.25%
	Class C	1.00%*

Invesco Developing Markets Fund	Class A	0.25%
	Class C	1.00%*

Invesco Emerging Market Local Currency Debt Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Emerging Markets Equity Fund	Class A	0.25
	Class C	1.00%*
	Class R	0.50%

Invesco Endeavor Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Global Health Care Fund	Class A	0.25%
	Class C	1.00%*
	Investor	0.25%

Invesco Global Infrastructure Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Global Market Neutral Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Global Markets Strategy Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Global Targeted Returns Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco International Total Return Fund	Class A	0.25%
	Class C	1.00%*

Invesco Long/Short Equity Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Low Volatility Emerging Markets Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Macro International Equity Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Macro Long/Short Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco MLP Fund	Class A	0.25%
	Class C	1.00%
	Class R	0.50%

Invesco Premium Income Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Select Companies Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Strategic Income Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco Unconstrained Bond Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

AIM Investment Securities Funds (Invesco Investment Securities Fund)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Corporate Bond Fund	Class R	0.50%

Invesco Global Real Estate Fund	Class A	0.25%
	Class C	1.00	%*
	Class R	0.50%

Invesco High Yield Fund	Class A	0.25%
	Class C	1.00	%*

Invesco Short Duration Inflation Protected Fund	Class A	0.25%
	Class A2	0.15%

Invesco Money Market Fund	Class C	0.90	%#
	Cash Reserve Shares	0.15%
	Class R	0.40%

Invesco Real Estate Fund	Class A	0.25%
	Class C	1.00%
	Class R	0.50%

Invesco Short Term Bond Fund	Class A	0.15%
	Class C	0.65	%p
	Class R	0.50%

Invesco U.S. Government Fund	Class A	0.25%

	Class C	1.00%*
	Class R	0.50%

AIM Sector Funds (Invesco Sector Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Dividend Income Fund	Class A	0.25%
	Class C	1.00%*
	Investor	0.25%

Invesco Energy Fund	Class A	0.25%
	Class C	1.00%*
	Investor	0.25%

Invesco Gold & Precious Metals Fund	Class A	0.25%
	Class C	1.00%*
	Investor	0.25%

Invesco Technology Fund	Class A	0.25%
	Class C	1.00%*

Invesco Value Opportunities Fund	Class R	0.50%

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco Tax-Exempt Cash Fund	Class A	0.10%

Invesco Limited Term Municipal Income Fund	Class A	0.25%
	Class C	1.00%*

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Portfolio	Share Class	Maximum Aggregate Fee

Invesco V.I. American Franchise Fund	Series II	0.25%

Invesco V.I. American Value Fund	Series II	0.25%

Invesco V.I. Balanced-Risk Allocation Fund	Series II	0.25%

Invesco V.I. Comstock Fund	Series II	0.25%

Invesco V.I. Core Equity Fund	Series II	0.25%

Invesco V.I. Diversified Dividend Fund	Series II	0.25%

Invesco V.I. Core Plus Bond Fund	Series II	0.25%

Invesco V.I. Equally-Weighted S & P 500 Fund	Series II	0.25%

Invesco V.I. Equity and Income Fund	Series II	0.25%

Invesco V.I. Global Core Equity Fund	Series II	0.25%

Invesco V.I. Global Health Care Fund	Series II	0.25%

Invesco V.I. Global Real Estate Fund	Series II	0.25%

Invesco V.I. Government Securities Fund	Series II	0.25%

Invesco V.I. Growth and Income Fund	Series II	0.25%

Invesco V.I. High Yield Fund	Series II	0.25%

Invesco V.I. International Growth Fund	Series II	0.25%
Invesco V.I. Managed Volatility Fund	Series II	0.25%
Invesco V.I. Mid Cap Core Equity Fund	Series II	0.25%
Invesco V.I. Mid Cap Growth Fund	Series II	0.25%
Invesco V.I. Money Market Fund	Series II	0.25%
Invesco V.I. S & P 500 Index Fund	Series II	0.25%
Invesco V.I. Small Cap Equity Fund	Series II	0.25%
Invesco V.I. Technology Fund	Series II	0.25%
Invesco V.I. Value Opportunities Fund	Series II	0.25%

Short-Term Investments Trust

Portfolio	Share Class	Maximum Aggregate Fee

Government & Agency Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%

Government TaxAdvantage Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%

Liquid Assets Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%

STIC Prime Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%

Tax-Free Cash Reserve Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%

Treasury Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%”

Notes:

*	Maximum 0.75% asset based sales charge and maximum 0.25% service fee.
^	Maximum 0.50% asset based sales charge and maximum 0.25% service fee.
µ	0.00% asset based sales charge and maximum 0.15% service fee. The distribution fee is payable apart from the sales charge, if any, as stated in the current prospectus.
€0.00% asset based sales charge and maximum 0.10% service fee. The distribution fee is payable apart from the sales charge, if any, as stated in the current prospectus.
#	Maximum 0.65% asset based sales charge and maximum 0.25% service fee.
p	Maximum 0.40% asset based sales charge and maximum 0.25% service fee.